UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2021

BBQ HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-39053	83-4222776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 100, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

DAVE
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBQ	The Nasdaq Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.Completion of Acquisition or Disposition of Assets.

As previously announced, on June 24, 2021, BBQ Holdings, Inc. (the “Company”) entered in to a Membership Interest Purchase Agreement (the “MIPA”) with VIBSQ Holdco, LLC, a Delaware limited liability company (the “Seller”) and Bakers Square Holdings, LLC, a Delaware limited liability company (“BSQ Holdings”), Village Inn Holdings, LLC, a Delaware limited liability company (“VI Holdings”), SVCC I, LLC, an Arizona limited liability company (“SVCC” and collectively with BSQ Holdings and VI Holdings, the “Target Companies”), and for certain limited purposes as described in the MIPA, RG Group Holdco, LLC, a Delaware limited liability company (the “Parent”), pursuant to which the Company agreed, subject to specified terms and conditions, to purchase from the Seller all of the issued and outstanding membership interests (the “Interests”) in each of the Target Companies (such purchase of Interests as contemplated by the MIPA, the “Transaction”).  The Transaction closed on July 30, 2021.  As a result of the Transaction, each of the Target Companies became a wholly-owned subsidiary of the Company, and each of the subsidiaries of the Target Companies, which subsidiaries own or franchise Village Inn Restaurants and Bakers Square Restaurants, became wholly-owned indirect subsidiaries of the Company.

The cash purchase price for the Interests was approximately $13.5 million, as adjusted pursuant to the terms of the MIPA.

The foregoing description of the MIPA is a summary only and is qualified in its entirety by reference to the MIPA, a copy of which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on June 25, 2021.

Item 7.01.	Regulation FD Disclosure.

On July 30, 2021, the Company issued a press release announcing the closing of the Transaction.  The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(a)Financial statements of business acquired.

The financial statements that may be required in connection with the Acquisition are not included in this Current Report on Form 8-K. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(b)Pro forma financial information.

The financial statements that may be required in connection with the Acquisition are not included in this Current Report on Form 8-K. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBQ HOLDINGS, INC.

Date: August 4, 2021	By:	/s/ Jeff Crivello
Name: Jeff Crivello
Title: Chief Executive Officer